SUPPLEMENT TO THE PROSPECTUS
The date of this supplement is May 18, 2020.

For Certain MFS® Funds

Effective immediately, the sixth bullet point under the first paragraph in the section entitled "Appendix A – Waivers and Reductions of Sales Charges" is restated in its entirety as follows:
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Edward Jones -- Effective on or after May 1, 2020, if you are invested in shares of the fund through an Edward Jones platform or account maintained at an omnibus level by Edward Jones with the fund, Category VII waivers apply.

Effective immediately, the first sentence in the first paragraph under the sub-heading entitled "Financial Intermediary Category VII" in the section entitled "Appendix A – Waivers and Reductions of Sales Charges" is restated in its entirety as follows:

Effective on or after May 1, 2020, clients of Edward Jones (also referred to as "shareholders") purchasing fund shares on the Edward Jones commission and fee-based platforms are eligible only for the following sales charge discounts (also referred to as "breakpoints") and waivers, which can differ from breakpoints and waivers described elsewhere in this prospectus or SAI or through another broker-dealer.

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